                                                                 EXHIBIT 1.1



FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000



ADCPB BALANCE
Initial ADCPB                                                       85,790,915.00
Prior Month ADCPB                                                   16,894,573.54
Current Month ADCPB (Before addition of New Property)               15,737,726.81
Base Principal Amount (Prior - Current)                              1,156,846.73
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                      15,737,726.81

CLASS A INTEREST SCHEDULE

         Prior Month Class A Principal Balance                      12,724,545.17
         Class A Certificate Rate                                            6.85%
         One twelfth of Class A Certificate Rate                             0.57%
         Class A Certificate Interest                                   72,635.95
         Prior Month Class A Overdue Interest                                0.00

         Class A Interest Due                                           72,635.95
         Class A Interest Paid                                          72,635.95

         Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE

         Prior Month Class A Principal Balance                      12,724,545.17
         Class A Percentage                                                 86.00%
         Base Principal Amount                                       1,156,846.73
                                                                    -------------
         Class A Base Principal Distribution Amount                    994,888.19
         Prior Month Class A Overdue Principal                               0.00
                                                                    -------------
         Total A Note Principal Due                                    994,888.19
         Additional amount due for floor payment                        47,713.20
         Additional Class A Principal Due                                    0.00
                                                                    -------------
         Class A Principal Paid                                      1,042,601.39

         Class A Overdue Principal                                           0.00
                                                                    -------------

         Current Month Class A Principal Balance                    11,681,943.78

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000



CLASS B-1 INTEREST SCHEDULE

         Prior Month Class B-1 Principal Balance                       591,839.71
         Class B-1 Certificate Rate                                          7.63%
         One twelfth of Class B-1 Certificate Rate                           0.64%
         Class B-1 Certificate Interest                                  3,763.11
         Prior Month Class B-1 Overdue Interest                              0.00

         Class B-1 Interest Due                                          3,763.11
         Class B-1 Interest Paid                                         3,763.11

         Current Month Class B-1 Overdue Interest                            0.00

CLASS B-1 PRINCIPAL SCHEDULE

         Prior Month Class B-1 Principal Balance                       591,839.71
         Class B-1 Percentage                                                4.00%
         Base Principal Amount                                       1,156,846.73
         Class B-1 Base Principal Distribution Amount                   46,273.87
         Prior Month B-1 Overdue Principal                                   0.00
         Additional amount due for floor payment                         2,219.22
                                                                    -------------
         Total B-1 Note Principal Due                                   48,493.09

         Class B-1 Principal Paid                                       48,493.09


         Class B-1 Overdue Principal                                         0.00

         Current Month Class B-1 Principal Balance                     543,346.62

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000





CLASS B-2 INTEREST SCHEDULE
         Prior Month Class B-2 Principal Balance                       591,839.71
         Class B-2 Certificate Rate                                          8.17%
         One twelfth of Class B-2 Certificate Rate                           0.68%
         Class B-2 Certificate Interest                                  4,029.44
         Prior Month Class B-2 Overdue Interest                              0.00

         Class B-2 Interest Due                                          4,029.44
         Class B-2 Interest Paid                                         4,029.44

         Current Month Class B-2 Overdue Interest                            0.00

CLASS B-2 PRINCIPAL SCHEDULE

         Prior Month Class B-2 Principal Balance                       591,839.71
         Class B-2 Percentage                                                4.00%
         Base Principal Amount                                       1,156,846.73
         Class B-2 Base Principal Distribution Amount                   46,273.87
         Prior Month B-1 Overdue Principal                                   0.00
         Additional amount due for floor payment                         2,219.22
                                                                    -------------
         Total B-1 Note Principal Due                                   48,493.09

         Class B-2 Principal Paid                                       48,493.09

         Class B-2 Overdue Principal                                         0.00

         Current Month Class B-2 Principal Balance                     543,346.62

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000




FLOOR TEST
         Initial ADCPB                                                               85,790,915.00
         Floor percent                                                                        3.50%
                                                                                     -------------
         Floor                                                                        3,002,682.03

         Ending ADCPB                                                                15,737,726.81

         less
         Beginning Balance - Class A                         12,724,545
         Beginning Balance - Class B1                           591,840
         Beginning Balance - Class B2                           591,840
                                                          -------------
                                                             13,908,225
         less
         Current Month Payment - Class A                        994,888
         Current Month Payment - Class B1                        46,274
         Current Month Payment - Class B2                        46,274
                                                          -------------
                                                               1,087,436             12,820,788.66

         Excess of ending ADCPB over Note balance after initial payments              2,916,938.14

         Excess (deficit) of excess balance over floor                                  (85,743.88)
         Cash available after payment of regular payments                                52,151.64
                                                                                     -------------
         Additional payment to certificate holders                                       52,151.64


ADJUSTED FLOOR TEST
         Ending ADCPB                                                                15,737,726.81

         less
         Beginning Balance - Class A                         12,724,545
         Beginning Balance - Class B1                           591,840
         Beginning Balance - Class B2                           591,840
                                                          -------------
                                                             13,908,225
         less
         Current Month Payment - Class A                      1,042,601
         Current Month Payment - Class B1                        48,493
         Current Month Payment - Class B2                        48,493
                                                          -------------
                                                              1,139,588              12,768,637.02

         Excess of ending ADCPB over Note balance after initial payments              2,969,089.78

         Excess (deficit) of excess balance over floor                                  (33,592.24)

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000




SERVICING FEE SCHEDULE

         Prior Month ADCPB                                               16,894,574
         Servicer Fee Rate                                                   0.5000%
         One-twelfth                                                         0.0417%
         Servicer Fee                                                      7,039.41

         Prior Servicer Fee Arrearage                                          0.00
         Servicer Fee Due                                                  7,039.41

         Servicer Fee Paid                                                 7,039.41

         Current Servicing Fee Arrearage                                       0.00

BACK-UP SERVICING FEE SCHEDULE

         Prior Month ADCPB                                               16,894,574
         Back-Up Servicer Fee Rate                                           0.0130%
         One-twelfth                                                         0.0011%
         Back-up Servicer Fee                                                183.02

         Prior Back-Up Servicer Fee Arrearage                                  0.00
         Total Back-Up Servicer Fee Due                                      183.02

         Back-Up Servicer Fee Paid                                           183.02

         Current Back-Up Servicing Fee Arrearage                               0.00


TRUSTEE FEE SCHEDULE

         Trustee Fee                                                         291.67
         Trustee Fee Rate                                                    0.0100%

         Prior Trustee Fee Arrearage                                           0.00
         Total Trustee Fee Due                                               291.67

         Trustee Fee Paid                                                    291.67

         Current Trustee Fee Arrearage                                         0.00


CERTIFICATE PREMIUM SCHEDULE

         Class A Certificate Principal Balance                        12,724,545.17
         Monthly Premium Rate                                                0.0208%
         Prior Premium Arrearage                                               0.00
         Premium Amount Due                                                2,651.00

         Premium Amount Paid                                               2,651.00

         Current Premium Arrearage                                             0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

                                                                       NO

       (a) Event of Servicer Termination (Yes/No)                      No
                                                                   ------------

       (b) Certificate Insurer makes an Insured Payment                No
                                                                   ------------

       (a) Gross Charge-Off Event (Yes/No)                             No
                                                                   ------------

       (b) Delinquency Trigger Event                                   No
                                                                   ------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000


GROSS CHARGE-OFFS (>160 AND ACCOUNTS BOUGHT BACK BY SOURCE)
-----------------------------------------------------------

                                                                                   Gross
                              Gross                      Gross                   Charge-Off
                            Defaults     Recoveries   Charge-Offs     ADCPB        Ratio
                            --------     ----------   -----------     -----        -----

           2 months prior        7,115         12,749       (5,634) 18,015,456     (0.38)%
           1 month prior        37,731         33,461        4,269  17,005,851     (0.30)%
           Current              10,005         28,590      (18,585) 15,761,051     (1.42)%


           3 Month Gross Charge-Off Ratio                                          (0.50)%
           Maximum Allowed                                                         (2.50)%


30+ DELINQUENCIES
-----------------

                                                                     Monthly
                           Delinquencies   ADCPB                   Delinquencies
                           -------------   -----                   -------------
           2 months prior      961,133     18,015,456                    5.34%
           1 month prior     1,022,936     17,005,851                    6.02%
           Current month       855,858     15,761,051                    5.43%

                           Delinquency Ratio:                            5.59%
                           Maximum Delinquency Ratio:                    6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS
-------------------------------------

       (a) Gross Defaults (>=180)                                      No
                                                                   ------------

       (b) Issuer Delinquency Trigger Ratio                            No
                                                                   ------------


GROSS DEFAULTS (>=180)
----------------------

                          Monthly Gross                       Monthly
                            Defaults       ADCPB           Gross Defaults
                            --------       -----           --------------
           Current month             0     15,761,051      0.0000%
           1 month prior             0     17,005,851      0.0000%
           2 months prior            0     18,015,456      0.0000%
                                    --     ----------      -------
           Sum/Average               0     16,927,452      0.0000%
                                                                 4
           Gross Defaults                                    0.00%

                 i A       Subordinated Percentage          22.32%
                ii B       WAL of Remaining Leases            1.71
                           Two                                   2
                           Ratio (i/ii)/2                    6.54%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)
-------------------------------------------

                                                              Monthly
                           Delinquencies   ADCPB           Delinquencies
                           -------------   -----           -------------
           2 months prior      116,462     18,015,456        0.65%
           1 month prior       173,642     17,005,851        1.02%
           Current month       211,025     15,761,051        1.34%


                           Issuer Delinquency Trigger Ratio: 1.00%
                           Maximum Ratio Allowed:            2.50%


EARLY AMORTIZATION EVENT
------------------------

       (1) Is Subordination Level < 14%                    No
                                                      -------------

       (2) Has a Gross Charge-Off Event Occurred?          No
                                                      -------------

       (3) Has a Delinquency Event Occurred?               No
                                                      -------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

        Aging/Delinquency Statistics
        ----------------------------

                                                                          ADCPB          Total
        Current                                                         14,905,192      94.57%
        31-60 Days Past Due                                                322,537       2.05%
        61-90 Days Past Due                                                322,297       2.04%
        91+ Days Past Due                                                  211,025       1.34%
                                                                        ----------     -------

        Total                                                           15,761,051     100.00%

        Certificate Factors
        -------------------
        Class A Notes                                                  0.158334429
        Class B-1 Notes                                                0.158334527
        Class B-2 Notes                                                0.158334527

        Substitution Limits [Section 7]
        ADCPB as of Cut-Off Date                                     85,790,915.00
        Maximum Substitution (10% of Initial)                         8,579,091.50
        Maximum Substitution for Defaulted Contracts (5% of Initial)  4,289,545.75

        Prior month Cumulative ADCPB Substituted                      4,134,055.76
        Current month ADCPB Substituted                                         --
                                                                                --
        Cumulative ADCPB Substituted                                  4,134,055.76

        Prior month Cumulative ADCPB Substituted for Defaulted
         Contracts                                                    1,980,863.06
        Current month ADCPB Substituted Defaulted Contracts                     --
                                                                                --
        Cumulative ADCPB Substituted for Defaulted Contracts          1,980,863.06

        Portfolio Prepayment Statistics
        -------------------------------
        Prior month Cumulative ADCPB prepaid                         13,470,062.18
        Current month ADCPB prepaid                                      30,407.25
                                                                     -------------
        Cumulative ADCPB prepaid                                     13,500,469.43

        Prior month Cumulative ADCPB Defaulted                        5,965,014.90
        Current month ADCPB Defaulted                                    10,004.61
                                                                     -------------
        Cumulative ADCPB Defaulted                                    5,975,019.51

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000


--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                             72,763.72
--------------------------

LOCKBOX ACCOUNT
---------------
     Transfer of prior period Payments not yet transferred to Collection Account     (148,122.17)
     Transfer of prior period Excluded Amounts not yet transferred                    (64,347.18)
     Collections Received [5.02 (b)(d)]                                             1,380,327.29
     Excluded Amounts [5.02 (d)][Definition]                                         (420,326.98)
     Collections on Deposit due Collection Account [5.02 (d)]                        (669,785.95)

     Ending Balance                                                                   150,508.73


COLLECTION ACCOUNT
------------------
     BEGINNING BALANCE, DECEMBER 1, 1999                                             664,715.29
     -----------------------------------

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED DECEMBER 1, 1999

     Add:  Servicer Advance                                                          433,190.05
     Add:  Payments due Collection Account from last 2 business days prior period    152,352.49
     Add:  Add'l transfers                                                                 0.00
     Add: Amounts to Collection Acct from Security deposit account                         0.00
     Less: Total distributions on  December 10, 1999                              (1,250,257.83)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 2000
     ----------------------------------------------------------
     Aggregate Amount of Actual Payments [6.01 b (i)]                                669,785.95
     Add: Servicer Advances [5.03][6.01 b (ii)]                                            0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit
          Account [6.01b(ii)]                                                              0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                   0.00
     Add: Any Investment Earnings [6.01 b (v)]                                         2,410.66
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]             0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]          0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                    0.00
     Add: Security Deposits Related to Prepayment                                          0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                       0.00
     Less: Amounts transferred to the New Transferred Property Funding Account
           [6.01 d]                                                                        0.00
     Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                       0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.         0.00

     Ending balance on May 31, 2000 and June 1, 2000                                 672,196.61

     Add: Servicer Advances to be deposited on Determination Date                    387,896.66
     Add: Payments due Collection Acct from last 3 business days                     170,087.90
     Add: Payments not yet transferred to the Collection Account                           0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]             0.00

     Adjusted Collection Account Balance                                           1,230,181.17

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

SECURITY DEPOSIT ACCOUNT
------------------------
Beginning  Balance                                  155,799.30
Add: Balance deposited on closing date                    0.00
Add: Security Deposits [6.02 b]                           0.00
Less: Amounts to Collection Account [6.02 c]              0.00
Add:  Investment Earnings                               814.63
                                                    ----------

Ending balance on May 31, 2000                      156,613.93

Less: Amounts to Collection Account [6.02 c]              0.00

Adjusted Security Deposit  Account Balance          156,613.93


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT
----------------------------------------

     Beginning Balance                                                                                    0.00
     -----------------
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                        0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Ending balance on May 31, 2000                                                                       0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]         0.00

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]        0.00
                                                                                                          ----

     Adjusted New Transferred Property Funding Account Balance                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                            1,230,181.17
---------------------------------------


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)
     (i)         Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                      0.00

     (ii)        Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                  0.00

     (iii)       Aggregate of: [6.06 c (iii)]
                 (A)     Unreimbursed Servicer Advances from prior periods                                      0.00
                 (B)     Servicer Fee and unpaid Servicer Fee                                               7,039.41
                 (C)     Servicing Charges inadvertently deposited in Collection Account                        0.00

     (iv)        Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                      183.02

     (v)         Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                        2,651.00

     (vi)        Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                        291.67

     (vii)       Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                  72,635.95

     (viii)      Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]              3,763.11

     (ix)        Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                4,029.44

     (x)         Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]   994,888.19

     (xi)        Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]            0.00

     (xii)       Class B-1 Base Principal Distribution Amount and Overdue Class
                 B-1 Principal [6.06 c (xii)] 46,273.87 provided no restricting event exists

     (xiii)      Class B-2 Base Principal Distribution Amount and Overdue Class
                 B-2 Principal [6.06 c (xiii)] 46,273.87 provided no restricting event or issuer restricting event exists

     (xiv)       Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                             0.00

     (xv)        Prepayments optionally transferred to collection account and disbursed in                      0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

     (xvi)       To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                   0.00
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a.      Class A Additional Principal Distribution Amount                                  47,713.20

                 b.      Class B1 Additional Principal Distribution Amount                                  2,219.22

                 c.      Class B2 Additional Principal Distribution Amount                                  2,219.22

     Reviewed By:



     -----------------------------------------------------------
     SANDY B. HO
     EXECUTIVE VICE PRESIDENT & CFO

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000




ADCPB BALANCE
Initial ADCPB                                                       72,024,925.77
Prior Month ADCPB                                                   23,628,976.24
Current Month ADCPB (Before addition of New Property)               22,695,049.23
Base Principal Amount (Prior - Current)                                933,927.01
Add:  ADCPB of New Transferred Property                                      0.00
Ending ADCPB (Current + ADCPB of New Property)                      22,695,049.23

CLASS A INTEREST SCHEDULE

         Prior Month Class A Principal Balance                      20,205,391.88
         Class A Certificate Rate                                            6.29%
         One twelfth of Class A Certificate Rate                             0.52%
         Class A Certificate Interest                                  105,909.93
         Prior Month Class A Overdue Interest                                0.00

         Class A Interest Due                                          105,909.93
         Class A Interest Paid                                         105,909.93

         Current Month Class A Overdue Interest                              0.00

CLASS A PRINCIPAL SCHEDULE

         Prior Month Class A Principal Balance                      20,205,391.88
         Class A Percentage                                                 88.00%
         Base Principal Amount                                         933,927.01
                                                                    -------------
         Class A Base Principal Distribution Amount                    821,855.77
         Prior Month Class A Overdue Principal                               0.00
                                                                    -------------
         Total A Note Principal Due                                    821,855.77
         Additional amount due for floor payment                        57,134.35
         Additional Class A Principal Due                                    0.00
                                                                    -------------
         Class A Principal Paid                                        878,990.12

         Class A Overdue Principal                                           0.00
                                                                    -------------

         Current Month Class A Principal Balance                    19,326,401.76

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000



CLASS B-1 INTEREST SCHEDULE
         Prior Month Class B-1 Principal Balance                        688,819.86
         Class B-1 Certificate Rate                                           7.01%
         One twelfth of Class B-1 Certificate Rate                            0.58%
         Class B-1 Certificate Interest                                   4,023.86
         Prior Month Class B-1 Overdue Interest                               0.00

         Class B-1 Interest Due                                           4,023.86
         Class B-1 Interest Paid                                          4,023.86

         Current Month Class B-1 Overdue Interest                             0.00

CLASS B-1 PRINCIPAL SCHEDULE

         Prior Month Class B-1 Principal Balance                        688,819.86
         Class B-1 Percentage                                                 3.00%
         Base Principal Amount                                          933,927.01
         Class B-1 Base Principal Distribution Amount                    28,017.81
         Prior Month B-1 Overdue Principal                                    0.00
         Additional amount due for floor payment                          1,947.76
         Total B-1 Note Principal Due                                    29,965.57
                                                                     -------------

         Class B-1 Principal Paid                                        29,965.57


         Class B-1 Overdue Principal                                          0.00

         Current Month Class B-1 Principal Balance                      658,854.29

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000



CLASS B-2 INTEREST SCHEDULE

         Prior Month Class B-2 Principal Balance                        574,016.72
         Class B-2 Certificate Rate                                           8.22%
         One twelfth of Class B-2 Certificate Rate                            0.69%
         Class B-2 Certificate Interest                                   3,932.01
         Prior Month Class B-2 Overdue Interest                               0.00

         Class B-2 Interest Due                                           3,932.01
         Class B-2 Interest Paid                                          3,932.01

         Current Month Class B-2 Overdue Interest                             0.00

CLASS B-2 PRINCIPAL SCHEDULE

         Prior Month Class B-2 Principal Balance                        574,016.72
         Class B-2 Percentage                                                 2.50%
         Base Principal Amount                                          933,927.01
         Class B-2 Base Principal Distribution Amount                    23,348.18
         Prior Month B-1 Overdue Principal                                    0.00
         Additional amount due for floor payment                          1,623.14
         Total B-2 Note Principal Due                                    24,971.32

         Class B-2 Principal Paid                                        24,971.32

         Class B-2 Overdue Principal                                          0.00

         Current Month Class B-2 Principal Balance                      549,045.41

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000


FLOOR TEST

         Initial ADCPB                                                                                   72,024,925.77
         Floor percent                                                                                            3.00%
                                                                                                        --------------
         Floor                                                                                            2,160,747.77

         Ending ADCPB                                                                                    22,695,049.23

         less
         Beginning Balance - Class A                                                20,205,392
         Beginning Balance - Class B1                                                  688,820
         Beginning Balance - Class B2                                                  574,017
                                                                                --------------
                                                                                    21,468,228
         less
         Current Month Payment - Class A                                               821,856
         Current Month Payment - Class B1                                               28,018
         Current Month Payment - Class B2                                               23,348
                                                                                --------------
                                                                                       873,222           20,595,006.71

         Excess of ending ADCPB over Note balance after initial payments                                  2,100,042.52

         Excess (deficit) of excess balance over floor                                                      (60,705.25)
         Cash available after payment of regular payments                                                    79,113.40
                                                                                                        --------------
         Additional payment to certificate holders                                                           60,705.25


ADJUSTED FLOOR TEST
         Ending ADCPB                                                                                    22,695,049.23

         less
         Beginning Balance - Class A                                                20,205,392
         Beginning Balance - Class B1                                                  688,820
         Beginning Balance - Class B2                                                  574,017
                                                                                --------------
                                                                                    21,468,228
         less
         Current Month Payment - Class A                                               878,990
         Current Month Payment - Class B1                                               29,966
         Current Month Payment - Class B2                                               24,971
                                                                                --------------
                                                                                       933,927           20,534,301.46

         Excess of ending ADCPB over Note balance after initial payments                                  2,160,747.77

         Excess (deficit) of excess balance over floor                                                            0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000



SERVICING FEE SCHEDULE

         Prior Month ADCPB                                            23,628,976
         Servicer Fee Rate                                                0.5000%
         One-twelfth                                                      0.0417%
         Servicer Fee                                                   9,845.41

         Prior Servicer Fee Arrearage                                       0.00
         Servicer Fee Due                                               9,845.41

         Servicer Fee Paid                                              9,845.41

         Current Servicing Fee Arrearage                                    0.00

BACK-UP SERVICING FEE SCHEDULE

         Prior Month ADCPB                                            23,628,976
         Back-Up Servicer Fee Rate                                        0.0200%
         One-twelfth                                                      0.0017%
         Back-up Servicer Fee                                             393.82

         Prior Back-Up Servicer Fee Arrearage                               0.00
         Total Back-Up Servicer Fee Due                                   393.82

         Back-Up Servicer Fee Paid                                        393.82

         Current Back-Up Servicing Fee Arrearage                            0.00


TRUSTEE FEE SCHEDULE

         Trustee Fee                                                      291.67
         Trustee Fee Rate                                                 0.0100%

         Prior Trustee Fee Arrearage                                        0.00
         Total Trustee Fee Due                                            291.67

         Trustee Fee Paid                                                 291.67

         Current Trustee Fee Arrearage                                      0.00


CERTIFICATE PREMIUM SCHEDULE

         Class A Certificate Principal Balance                     20,205,391.88
         Monthly Premium Rate                                             0.0200%
         Prior Premium Arrearage                                            0.00
         Premium Amount Due                                             4,041.00

         Premium Amount Paid                                            4,041.00

         Current Premium Arrearage                                          0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

Early Amortization Events

(a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

(b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

(c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

(d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

(e) Judgments or orders in respect of money ( other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

(f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, our if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

(g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

(h)  A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

(i)  A Delinquency Trigger Event has occurred and is continuing; or

(j)  An Event of Servicing Termination has been declared; or [10.01 (j)]

(k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

RESTRICTING EVENT CALCULATIONS

     (a)   Event of Servicer Termination (Yes/No)                       No
                                                                   -----------

     (b)   Certificate Insurer makes an Insured Payment                 No
                                                                   -----------

     (a)   Gross Charge-Off Event (Yes/No)                              No
                                                                   -----------

     (b)   Delinquency Trigger Event                                    No
                                                                   -----------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section
         11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)     Any failure by the Servicer to submit a Monthly Statement pursuant to
         Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier Activities related to Collection Period Ended 1/1/97 remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01 (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or the insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                          Gross                         Gross                         Monthly
                                        Defaults       Recoveries    Charge-Offs        ADCPB       Charge-Offs
                                      ------------    ------------   ------------    ------------   ------------
2 months prior                              39,006          30,556          8,450      24,580,152           0.41%
1 month prior                               27,790          42,363        (14,573)     23,743,845          (0.74)%
Current                                     23,554          18,724          4,830      22,728,530           0.25%


3 Month Gross Charge-Off Ratio                                                                             (0.02)%
Maximum Allowed                                                                                             2.50%


30+ DELINQUENCIES
                                                                                              Monthly
                                                          Delinquencies        ADCPB       Delinquencies
                                                          -------------    -------------   -------------
2 months prior                                                1,176,884       24,580,152            4.79%
1 month prior                                                 1,406,189       23,743,845            5.92%
Current month                                                 1,404,310       22,728,530            6.18%

                          Delinquency Ratio:                                                        5.63%
                          Maximum Delinquency Ratio:                                                7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000
ISSUER RESTRICTING EVENT CALCULATIONS

       (a)   Gross Defaults (>=180)                                     No
                                                                     ---------

       (b)   Issuer Delinquency Trigger Ratio                           No
                                                                     ---------


GROSS DEFAULTS (>=180)

                                                                                                Monthly
                                                               Gross Defaults     ADCPB      Gross Defaults
                                                               --------------  ------------  --------------
Current                                                                     0    22,728,530        0.0000%
1 month prior                                                               0    23,743,845        0.0000%
2 months prior                                                              0    24,580,152        0.0000%
                                                                 ------------  ------------  ------------
Sum/Average                                                                 0    23,684,176        0.0000%
                                                                                                        4
Gross Defaults                                                                                       0.00%

           i A            Subordinated P                                                            11.94%
          ii B            WAL of Remaini                                                             2.08
                          Two                                                                        2.00
                          Ratio (i/ii)/2                                                             2.88%



ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                                                 Monthly
                                                                Delinquencies     ADCPB      Delinquencies
                                                                -------------  ------------  -------------
2 months prior                                                        239,614    24,580,152          0.97%
1 month prior                                                         107,809    23,743,845          0.45%
Current month                                                         448,794    22,728,530          1.97%


                          Issuer Delinquency Trigger Ratio:                                          1.13%
                          Maximum Ratio Allowed:                                                     2.50%


EARLY AMORTIZATION EVENT

       (1)   Is Subordinate Interest less than 8.86% of ADCPB?           No
                                                                     ---------

       (2)   Has a Gross Charge-Off Event Occurred?                      No
                                                                     ---------

       (3)   Has a Delinquency Event Occurred?                           No
                                                                     ---------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
First Sierra Receivables Inc.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000


Aging/Delinquency Statistics

                                                                             ADCPB          Total
                                                                         -------------   -------------
Current                                                                     21,324,221           93.82%
31-60 Days Past Due                                                            569,263            2.50%
61-90 Days Past Due                                                            386,253            1.70%
91+ Days Past Due                                                              448,794            1.97%
                                                                         -------------   -------------

Total                                                                       22,728,530          100.00%


Certificate Factors

Class A Notes                                                              0.304921763
Class B-1 Notes                                                            0.304921659
Class B-2 Notes                                                            0.304921723


Substitution Limits [Section 7]

ADCPB as of Cut-Off Date                                                 72,024,925.77
Maximum Substitution (10% of Initial)                                     7,202,492.58
Maximum Substitution for Defaulted Contracts (5% of Initial)              3,601,246.29

Prior month Cumulative ADCPB Substituted                                  3,302,459.86
Current month ADCPB Substituted                                                     --
                                                                         -------------
Cumulative ADCPB Substituted                                              3,302,459.86

Prior month Cumulative ADCPB Substituted for Defaulted Contracts          1,320,928.59
Current month ADCPB Substituted Defaulted Contracts                                 --
                                                                         -------------
Cumulative ADCPB Substituted for Defaulted Contracts                      1,320,928.59


Portfolio Prepayment Statistics

Prior month Cumulative ADCPB prepaid                                     11,215,812.22
Current month ADCPB prepaid                                                  42,522.05
                                                                         -------------
Cumulative ADCPB prepaid                                                 11,258,334.27

Prior month Cumulative ADCPB Defaulted                                    4,344,601.00
Current month ADCPB Defaulted                                                23,554.12
                                                                         -------------
Cumulative ADCPB Defaulted                                                4,368,155.12


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                  74,766.97


LOCKBOX ACCOUNT
        Transfer of prior period Payments not yet transferred to Collection Account       (155,077.39)
        Transfer of prior period Excluded Amounts not yet transferred                      (50,561.08)
        Collections Received [5.02 (b)(d)]                                               1,243,957.74
        Excluded Amounts [5.02 (d)][Definition]                                           (424,965.23)
        Collections on Deposit due Collection Account [5.02 (d)]                          (546,665.35)

        Ending Balance                                                                     141,455.66


COLLECTION ACCOUNT
        BEGINNING BALANCE, MAY 1, 2000                                                                      519,617.27


        ACTIVITIES RELATED TO COLLECTION PERIOD ENDED MAY 1, 2000
        Add:  Servicer Advance                                                                              460,838.84
        Add:  Payments due Collection Account from last 2 business days prior period                        155,077.39
        Add:  Add'l transfers                                                                                     0.00
        Add: Amounts to Collection Acct from Security deposit account                                             0.00
        Less: Total distributions on  May 10, 2000                                                       (1,135,533.50)
        ACTIVITIES RELATED TO COLLECTION PERIOD ENDED JUNE 1, 2000

        Aggregate Amount of Actual Payments [6.01 b (i)]                                                    546,665.35
        Add: Servicer Advances [5.03][6.01 b (ii)]                                                                0.00
        Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]            0.00
        Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                       0.00
        Add: Any Investment Earnings [6.01 b (v)]                                                             2,184.48
        Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                 0.00
        Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                              0.00
        Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                        0.00
        Add: Security Deposits Related to Prepayment                                                              0.00
        Add: Offset Amount as Provided by 5.12 [6.01 c]                                                           0.00
        Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                        0.00
        Less: Amounts Sevicer Advanced but deems uncorrectable [6.01 d]                                           0.00
        Less: Payments due Collection Acct. from last 2 business days in calendar mo                              0.00

        Ending balance on May 31, 2000 and June 1, 2000                                                     548,849.83

        Add: Servicer Advances to be deposited on Determination Date                                        376,463.59
        Add: Payments due Collection Acct from last 3 business days                                         155,459.44
        Add: Payments not yet transferred to the Collection Account                                               0.00
        Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                 0.00


        Adjusted Collection Account Balance                                                               1,080,772.86

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000

SECURITY DEPOSIT ACCOUNT

        Beginning  Balance                                                                     0.00
        Add: Balance deposited on closing date                                                 0.00
        Add: Security Deposits [6.02 b]                                                        0.00
        Less: Amounts to Collection Account [6.02 c]                                           0.00
        Add:  Investment Earnings                                                              0.00
                                                                                             ------

        Ending balance on May 31, 2000                                                         0.00

        Less: Amounts to Collection Account [6.02 c]                                           0.00

        Adjusted Security Deposit  Account Balance                                             0.00


NEW TRANSFERRED PROPERTY FUNDING ACCOUNT



        Beginning Balance                                                                                 0.00
                                                                                                        ------
        Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00
        Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                     0.00
        Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                        ------

        Ending balance on May 31, 2000                                                                    0.00

        Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]      0.00

        Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]     0.00
                                                                                                        ------

        Adjusted New Transferred Property Funding Account Balance                                         0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING JUNE 1, 2000


AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                                  1,080,772.86


DISBURSEMENTS FROM COLLECTION ACCOUNT (ON AND AFTER INITIAL AMORTIZATION DATE)

          (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                    0.00

         (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                                0.00

        (iii)    Aggregate of: [6.06 c (iii)]
                 (A)  Unreimbursed Servicer Advances from prior periods                                                       0.00
                 (B)  Servicer Fee and unpaid Servicer Fee                                                                9,845.41
                 (C)  Servicing Charges inadvertently deposited in Collection Account                                         0.00

         (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                    393.82

          (v)    Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                      4,041.00

         (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                      291.67

        (vii)    Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                               105,909.93

       (viii)    Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                            4,023.86

         (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                              3,932.01

          (x)    Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                 821,855.77

         (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                          0.00

        (xii)    Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]            28,017.81
                 provided no restricting event exists

       (xiii)    Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]           23,348.18
                 provided no restricting event or issuer restricting event exists

        (xiv)    Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                           0.00

         (xv)    Prepayments optionally transferred to collection account and disbursed in                                    0.00
                 consideration of the transfer of New Transferred Property not in excess of
                 $5,000,000 [6.06 c (xv)]

        (xvi)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                            18,408.15
                 Net of Additional Principal Distribution to Class A, B1 & B2.

                 a. Class A Additional Principal Distribution Amount                                                     57,134.35

                 b. Class B1 Additional Principal Distribution Amount                                                     1,947.76

                 c. Class B2 Additional Principal Distribution Amount                                                     1,623.14

Reviewed By:



--------------------------------------------------------------------------------
SANDY B. HO
EXECUTIVE VICE PRESIDENT & CFO